UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017

FB Financial Corporation

(Exact name of Registrant as Specified in Charter)

Tennessee	001-37875	62-1216058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Commerce Street, Suite 300, Nashville, TN 37201

(Address of Principal Executive Offices)

(615) 564-1212

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 8, 2017, FB Financial Corporation, a Tennessee Corporation (the “Company”), and its wholly-owned banking subsidiary, FirstBank, entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Clayton HC, Inc., a Tennessee Corporation (“Seller”), Clayton Bank & Trust, a Tennessee state bank and wholly-owned subsidiary of Seller (“CBT”), American City Bank, a Tennessee state bank and wholly-owned subsidiary of Seller (“ACB,” and together with CBT, the “Clayton Banks”), and James L. Clayton, a significant shareholder of Seller (“Clayton”). On the terms and subject to the conditions set forth in the Purchase Agreement, FirstBank has committed to purchase from Seller all of the issued and outstanding shares of the Clayton Banks (the “Stock Purchase”). Following the consummation of the Stock Purchase, the Clayton Banks will merge with and into FirstBank, with FirstBank continuing as the surviving banking corporation.

As consideration for the Stock Purchase, Seller will receive (i) 5,860,000 shares of the Company common stock, $1.00 par value per share (the “Stock Consideration”), and (ii) a $60 million Fixed-to-Floating Rate Subordinated Note due 2027 issued by FirstBank (the “Subordinated Note”). The Subordinated Note will accrue interest (i) at a fixed rate of 5.5% per annum (computed on the basis of a 360-day year of twelve 30-day months) for the first five years of the Subordinated Note and (ii) at the rate per annum equal to the greater of (A) three-month LIBOR rate plus 450 basis points (4.5%) and (B) 5.75% for the last five years of the Subordinated Note.

In addition to the consideration described in the preceding paragraph, the Clayton Banks will also distribute excess capital in the amount of $79,500,000 to Seller at the closing (the “Excess Capital Payment”). In the event that the Clayton Banks are restricted from making the entire Excess Capital Payment to Seller due to regulatory restrictions or applicable liquidity policies, then FirstBank shall be required to pay any shortfall to Seller at the closing. The Clayton Banks will also distribute to Seller certain specified assets, with a book value of approximately $4.8 million, prior to the closing. The Clayton Banks will also be permitted to make certain distributions prior to closing to Seller in amounts intended to cover the Seller’s S corporation tax liabilities attributable to the earnings of the Clayton Banks for the period prior to the closing.

The Purchase Agreement contains customary representations, warranties and covenants of the parties. Included among the covenants contained in the Purchase Agreement is the Clayton Banks’ agreement to conduct their businesses in the ordinary course and consistent with prudent banking practice or as required or permitted under the Purchase Agreement and to comply with certain other operating covenants through the consummation of the Stock Purchase.

Additionally, Seller, the Clayton Banks and Clayton have agreed that they will not solicit or encourage proposals for an alternative transaction or enter into discussions or furnish information in connection with any proposals for alternative transactions. Furthermore, Clayton, as the owner of approximately 98% of the outstanding shares of Seller, has agreed to vote his shares of Seller stock in favor of the Stock Purchase. Clayton and Seller have also entered into customary non-competition agreements with FirstBank agreeing to be bound by certain non-solicitation, non-competition and non-recruitment restrictions for the five year period following the closing of the transactions contemplated by the Purchase Agreement.

Consummation of the Stock Purchase is conditioned upon, among other things, (i) receipt of all required regulatory approvals from, among others, various banking regulators, (ii) approval by Seller’s shareholders of the proposed Stock Purchase, (iii) approval by the Company’s shareholders of the issuance of the Stock Consideration, (iv) the accuracy of the representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Purchase Agreement, subject to customary materiality qualifiers, and (v) the absence of any law, order, injunction, decree, judgment or ruling prohibiting the Stock Purchase.

The Purchase Agreement also contains certain termination rights, including the right, subject to certain exceptions, of either party to terminate the Purchase Agreement if the closing has not occurred on or before October 31, 2017. The Purchase Agreement also provides that, upon termination of the Purchase Agreement under specified circumstances, Seller may be required to pay to the Company a termination fee of $20,000,000.

The Purchase Agreement has been unanimously approved by the Boards of Directors of each of the Company and Seller, and the Purchase Agreement has been executed and delivered by each of the parties. Each of the Company and Seller has agreed to convene a meeting of its shareholders to consider the approval of the issuance of the Stock Consideration and the Stock Purchase, respectively. Subject to the satisfaction of all closing conditions, including the receipt of all required regulatory approvals, the Stock Purchase is expected to be completed during the third quarter of 2017.

In accordance with the Purchase Agreement, the Company has agreed to amend and restate its existing shareholders agreement to provide Clayton with the right to designate one director to the Company’s board of directors, subject to applicable regulatory approval, following the closing of the Stock Purchase and until the earliest of the date in which he ceases to beneficially own 5% or more of the Company’s outstanding common stock, his death or permanent disability or the three year anniversary of the closing. In the event that regulatory approval for such designation rights is not obtained, Clayton will be entitled to board observation rights under the amended and restated shareholders agreement.

The Stock Consideration will be issued to Seller in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Purchase Agreement, the Company has agreed to register the resale of the Stock Consideration by Seller with the Securities and Exchange Commission (the “SEC”) following the closing.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement. As such, the Purchase Agreement, which is attached hereto as Exhibit 2.1, is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Purchase Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the representations and warranties in the Purchase Agreement (i) will not survive consummation of the Purchase Agreement, unless otherwise specified therein, and (ii) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company, the Clayton Banks, their respective affiliates or their respective businesses.

Item 7.01	Regulation FD Disclosures.

The Company has also posted on its internet website customer FAQs regarding the proposed transaction with the Clayton Banks and the Clayton Banks have posted a similar set of FAQs for its customers on their internet website regarding the proposed transaction. A copy of these FAQs are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to such exhibit.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Participants in the Solicitation

This report is for informational purposes only and does not constitute a solicitation of any vote or approval with respect to the Company’s proposed acquisition of the Clayton Banks. The issuance of the Stock Consideration in connection with the proposed acquisition of the Clayton Banks by the Company will be submitted to the shareholders of the Company for their consideration. The Company will file with the SEC a proxy statement and deliver the proxy statement to its shareholders as required by applicable law. The Company may also file other documents with the SEC regarding the proposed acquisition. This report is not a substitute for any proxy statement or any other document which the Company may file with the SEC in connection with the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED ACQUISITION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and the proposed acquisition, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge at www.firstbankonline.com (in the “Investor Relations” section of such website) copies of the materials it files with, or furnishes to, the SEC.

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed acquisition. Information about the directors and executive officers of the Company is set forth in in the Company’s final prospectus filed pursuant to Rule 424(b)(3) under the Securities Act, as amended, filed with the U.S. Securities and Exchange Commission on September 19, 2016 (Registration No. 333-213210). Such final prospectus can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This report, and the documents incorporated herein by reference, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the proposed acquisition, the anticipated benefits and financial impact thereof, the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general.

These forward-looking statements include, without limitation, statements relating to the anticipated benefits, financial impact and closing of the proposed acquisition by the Company of the Clayton Banks, including, the anticipated timing of the closing of the proposed acquisition, any expected increase in the Company’s earnings per share and any expected earn-back period related to dilution in tangible book value resulting from the proposed acquisition, acceptance by the customers of the Clayton Banks the Company’s products and services, the opportunities to enhance market share in certain markets, market acceptance of the Company generally in new markets, expectations regarding future investment in the Clayton Banks’ markets and the integration of the Clayton Banks’ operations. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report including, without limitation, the parties’ ability to consummate the acquisition or satisfy the conditions to the completion of the acquisition, including the receipt of the shareholder approvals; the receipt of regulatory approvals required for the acquisition on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion and accounting and tax treatment of the acquisition; the possibility that any of the anticipated benefits of the proposed acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of the Clayton Banks’ operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the failure of the proposed acquisition to close for any other reason; the effect of the announcement of the proposed acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); dilution caused by the Company’s issuance of additional shares of its common stock in connection with the proposed acquisition; the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other factors described in the Company’s final prospectus filed pursuant to Rule 424(b)(3) under the Securities Act, as amended, filed with the U.S. Securities and Exchange Commission on September 19, 2016 (Registration No. 333-213210) under the captions “Cautionary note regarding forward-looking statements” and “Risk factors”. Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

2.1	Stock Purchase Agreement by and among FB Financial Corporation, FirstBank, Clayton HC, Inc., Clayton Bank & Trust, American City Bank, and James L. Clayton, dated as of February 8, 2017

99.1	FirstBank Customer FAQs

99.2	Clatyon Banks Customer FAQs

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

Date: February 9, 2017	By:	/s/ James R. Gordon
James R. Gordon

Exhibit Number	Description of Exhibit

2.1	Stock Purchase Agreement by and among FB Financial Corporation, FirstBank, Clayton HC, Inc., Clayton Bank & Trust, American City Bank, and James L. Clayton, dated as of February 8, 2017

99.1	FirstBank Customer FAQs

99.2	Clatyon Bank Customer FAQs